UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2011

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

400 S. Record Street
Dallas, Texas (Address of principal executive offices)	75202 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Shareholders of Belo Corp. (the “Company” or “Belo”) was held on May 10, 2011, in Dallas, Texas. The following are the final voting results and a brief description of each matter submitted to the Company’s shareholders at that meeting. Each proposal is described in more detail in the Company’s Proxy Statement.
Proposal 1: Election of Directors. The shareholders of the Company elected each of the following Class I director nominees nominated by the Company’s Board of Directors. Class I directors are eligible to serve a three-year term until the 2014 annual meeting. The following is a tabulation of voting results with respect to each director nominee.

			Broker
Director	Votes For	Withheld	Non-Votes
Robert W. Decherd	163,472,872	3,220,366	14,867,779
Dunia A. Shive	163,921,855	2,771,383	14,867,779
M. Anne Szostak	154,102,057	12,591,181	14,867,779
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by the following vote:

			Broker
For	Against	Abstain	Non-Votes
179,337,393	329,596	1,894,028	0
Proposal 3: Approval of an Advisory Resolution on Executive Compensation (Say-on-Pay). The Company’s shareholders approved the following advisory resolution by affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote:
“RESOLVED, that the shareholders of Belo Corp. (“Belo” or the “Company”) approve, on an advisory basis, the compensation of Belo’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the Summary Compensation Table and the related compensation tables, notes and narrative contained in the 2011 proxy statement.”
by the following vote:

			Broker
For	Against	Abstain	Non-Votes
152,044,864	11,825,600	2,822,774	14,867,779

Proposal 4: Advisory Vote on the Frequency of Future Say-on-Pay Votes (Say-on-Frequency). The results of the shareholder advisory vote on the frequency of future votes on executive compensation (say-on-pay) were:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes
48,600,642	406,259	115,053,124	2,633,213	14,867,779
The choice of every three years was approved by the Company’s shareholders, having received the affirmative vote of more than a majority of the voting power represented at the annual meeting and entitled to vote on this proposal. In light of this result, the Board has decided to conduct the future advisory votes on executive compensation every three years. Accordingly, the next shareholder advisory vote on executive compensation (say-on-pay) will be held at the Company’s 2014 annual meeting of shareholders.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2011	BELO CORP.
	By:	/s/ R. Paul Fry
R. Paul Fry
Vice President/Investor Relations and Treasury Operations